Media Inquiries: Investor Inquiries: Christina Knittel John Nunziati 408-496-3417 408-562-3780 crknittel@avaya.com jfnunziati@avaya.com Avaya Reports Second Quarter Fiscal 2016 Financial Results Second Quarter Fiscal 2016: • Revenue of $904 million • Operating Income of $17 million, Non-GAAP Operating Income(1) of $162 million • Adjusted EBITDA(1) of $205 million, 22.7% of revenue • Advisors engaged to assess capital structure options Santa Clara, Calif. — Monday, May 16, 2016 – Avaya reported financial results for the second fiscal quarter ended March 31, 2016. Total revenue for the second quarter was $904 million, down $54 million compared to the prior quarter, down $91 million year-over-year, as demand for unified communications products continued to contract. For the quarter, adjusted EBITDA(1) was $205 million which compares to adjusted EBITDA of $228 million for the prior quarter and $208 million for the second quarter of fiscal 2015. GAAP operating income was $17 million and non-GAAP operating income was $162 million which compares to non-GAAP operating income of $185 million for the prior quarter and $162 million for the second quarter of fiscal 2015. “Avaya’s second fiscal quarter results reflect advancement of our transformation as a software and services company and the impact of ongoing pressures in the global economy. Estimated total contract value increased sequentially and year-over-year, reaching record levels, despite the continued contraction of the enterprise unified communications market, primarily associated with hardware. Revenue in contact center and cloud and managed services grew year-over- year. Profitability metrics including non-GAAP gross margin, non-GAAP operating margin, and adjusted EBITDA as a percentage of revenue all improved year-over-year due to improving product mix and cost reduction initiatives” said Kevin Kennedy, president and CEO. Exhibit 99.1

The company noted that second fiscal quarter results reflected an increase in the proportion of revenue from software and services as well as an increase in the proportion of recurring revenues. Results this quarter demonstrate the progress recently and over the past 5 years in the company’s transformation to evolve the cost structure and enable additional business model improvements in the future. Retention of Advisors Avaya also announced today it has engaged advisors to assist in comprehensively assessing alternatives and evaluating expressions of interest which address the company’s capital structure. Goldman Sachs and Centerview Partners are serving as financial advisors. “Our purpose in assessing and taking capital structure actions is to improve the balance sheet as we progress through our ongoing transition as a software and services company,” Kennedy added. “We will focus on maintaining Avaya’s strong and broad customer relationships, continuing to advance our industry leading technology and multi-year operational improvement trend, and ensuring customers continue to receive our outstanding service and support that drives exceptional customer satisfaction.” Second Fiscal Quarter Highlights • Estimated total contract value was over $3.1 billion up 5% from the second quarter of fiscal 2015 in constant currency. This amount includes approximately $900 million for private cloud and managed services, a 17% increase from the second quarter of fiscal 2015 in constant currency. • Contact center revenue grew 8% year-over-year, cloud & managed services revenue grew 7% year-over-year, and fabric networking solutions revenue grew over 20% year-over-year, all in constant currency. • Gross margin was 59.8% compared to 60.4% for the prior quarter and 59.5% for the second quarter of fiscal 2015 • Non-GAAP gross margin was 60.7% compared to 61.3% for the prior quarter and 60.2% for the second quarter of fiscal 2015 • Adjusted EBITDA was $205 million or 22.7% of revenue compared to $228 million or 23.8% of revenue for the prior quarter and $208 million or 20.9% of revenue for the second quarter of fiscal 2015 • For the second fiscal quarter, percentage of revenue by geography was: ‐ U.S. – 56% - EMEA – 24% ‐ Asia-Pacific – 11% - Americas International – 9% • In May, Avaya settled a long-standing dispute with a software supplier eliminating four outstanding litigation matters. The settlement and associated costs are reflected in the second fiscal quarter results.

Conference Call and Webcast Avaya will host a financial results webcast and conference call to discuss its financial results and Q&A at 2:00 PM PDT on May 16, 2016. On the call will be Kevin Kennedy, president and CEO, and Dave Vellequette, CFO. The call will be moderated by John Nunziati, senior director of investor relations. To join the financial results live webcast and view supplementary materials, listeners should access the investor page of Avaya’s website (www.avaya.com/investors). Following the live webcast, a replay will be available at the same web address in the event archives. To access the financial results live webcast by phone, dial 877-876-9177 in the U.S. or Canada and 785-424-1666 for international callers, using the conference ID: AVQ216. Listeners should access the webcast or the call 10-15 minutes before the start time to ensure they are connected prior to the start time. A replay of the financial results live webcast and conference call will be available beginning at 2:00 PM PDT on May 17 through June 17, 2016, by accessing event archives from the investor page of Avaya’s website (www.avaya.com/investors). About Avaya Avaya is a leading provider of solutions that enable customer and team engagement across multiple channels and devices for better customer experience, increased productivity and enhanced financial performance. Its world-class contact center and unified communications technologies and services are available in a wide variety of flexible on-premise and cloud deployment options that seamlessly integrate with non-Avaya applications. The Avaya Engagement Environment enables third parties to create and customize business applications for competitive advantage. Avaya’s fabric-based networking solutions help simplify and accelerate the deployment of business critical applications and services. For more information please visit www.avaya.com. Certain statements contained in this press release may be forward-looking statements, including statements about our future financial and operational performance, planned and unrealized future savings, as well as statements about our future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "our vision," "plan," "potential," "predict," "should," "will" or "would" or the negative thereof or other variations thereof or other comparable terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov and in particular, our 2015 Form 10-K filed with the SEC on November 23, 2015. Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 1 Refer to Supplemental Financial Information accompanying this press release for a reconciliation of GAAP to non-GAAP numbers and for reconciliation of adjusted EBITDA for the first quarter of fiscal 2016 see our Form 8-K filed with the SEC on February 8, 2016 at www.sec.gov.

2016 2015 2016 2015 REVENUE Products 424$ 487$ 888$ 1,036$ Services 480 508 974 1,038 904 995 1,862 2,074 COSTS Products: Costs (exclusive of amortization of acquired technology intangible assets) 156 182 320 385 Amortization of acquired technology intangible assets 7 7 15 16 Services 200 214 407 443 363 403 742 844 GROSS PROFIT 541 592 1,120 1,230 OPERATING EXPENSES Selling, general and administrative 377 356 710 730 Research and development 70 86 145 174 Amortization of acquired intangible assets 56 57 113 114 Restructuring charges, net 21 10 44 25 524 509 1,012 1,043 OPERATING INCOME 17 83 108 187 Interest expense (117) (110) (235) (222) Other income (expense), net 2 (1) 6 13 LOSS BEFORE INCOME TAXES (98) (28) (121) (22) (Provision for) benefit from income taxes (5) 6 (9) 3 NET LOSS (103)$ (22)$ (130)$ (19)$ Three months ended March 31, Avaya Inc. Consolidated Statements of Operations (Unaudited; in millions) Six months ended March 31,

March 31, 2016 September 30, 2015 ASSETS Current assets: Cash and cash equivalents 312$ 323$ Accounts receivable, net 626 678 Inventory 166 174 Deferred income taxes, net 27 26 Other current assets 200 171 TOTAL CURRENT ASSETS 1,331 1,372 Property, plant and equipment, net 272 282 Deferred income taxes, net 34 34 Acquired intangible assets, net 846 970 Goodwill 4,074 4,074 Other assets 129 130 TOTAL ASSETS 6,686$ 6,862$ LIABILITIES Current liabilities: Debt maturing within one year 7$ 7$ Accounts payable 351 379 Payroll and benefit obligations 176 229 Deferred revenue 747 665 Business restructuring reserve, current portion 85 90 Other current liabilities 310 282 TOTAL CURRENT LIABILITIES 1,676 1,652 Long-term debt 5,967 5,960 Pension obligations 1,615 1,690 Other postretirement obligations 183 194 Deferred income taxes, net 272 262 Business restructuring reserve, non-current portion 59 67 Other liabilities 416 415 TOTAL NON-CURRENT LIABILITIES 8,512 8,588 Commitments and contingencies STOCKHOLDER'S DEFICIENCY Common stock - - Additional paid-in capital 2,989 2,981 Accumulated deficit (5,105) (4,975) Accumulated other comprehensive loss (1,386) (1,384) TOTAL STOCKHOLDER'S DEFICIENCY (3,502) (3,378) TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY 6,686$ 6,862$ Avaya Inc. (Unaudited; in millions) Consolidated Balance Sheets

2016 2015 Net cash (used for) provided by: Net loss (130)$ (19)$ Adjustments to net loss for non-cash items 181 184 Changes in operating assets and liabilities 2 (20) Operating activities 53 145 Investing activities (50) (60) Financing activities (14) (46) Effect of exchange rate changes on cash and cash equivalents - (29) Net (decrease) increase in cash and cash equivalents (11) 10 Cash and cash equivalents at beginning of period 323 322 Cash and cash equivalents at end of period 312$ 332$ Avaya Inc. Condensed Statements of Cash Flows (Unaudited; in millions) Six months ended March 31,

Avaya Inc. Supplemental Schedules of Revenue (Unaudited; in millions) June 30, 2015 Sept. 30, 2015 Dec. 31, 2015 2016 2015 2016 2015 Amount Pct. Pct., net of FX impact Revenue by Segment 435$ 440$ 414$ GCS 379$ 440$ 42% 44% (61)$ -14% -13% 59 59 50 Networking 45 47 5% 5% (2) -4% 0% 494 499 464 Total ECS product revenue 424 487 47% 49% (63) -13% -11% 505 509 494 AGS 480 508 53% 51% (28) -6% -4% 999$ 1,008$ 958$ Total revenue 904$ 995$ 100% 100% (91)$ -9% -8% Revenue by Geography 538$ 562$ 528$ U.S. 505$ 531$ 56% 53% (26)$ -5% -5% International: 263 243 239 EMEA 218 266 24% 27% (48) -18% -17% 107 113 106 APAC - Asia Pacific 104 104 11% 11% 0 0% 1% 91 90 85 77 94 9% 9% (17) -18% -8% 461 446 430 Total International 399 464 44% 47% (65) -14% -11% 999$ 1,008$ 958$ Total revenue 904$ 995$ 100% 100% (91)$ -9% -8% Three Months Ended Mix Americas International - Canada and Latin America Revenues Change Three Months Ended March 31,

Use of non-GAAP (Adjusted) Financial Measures The information furnished in this release includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (GAAP), including EBITDA, adjusted EBITDA, non-GAAP gross margin and non-GAAP operating income. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments as described in our SEC filings. We believe that including supplementary information concerning Adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation. In addition, we believe Adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. Accordingly, Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and Adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. While EBITDA measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, our formulation of Adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss) as set forth in the reconciliation of GAAP to non-GAAP numbers shown below, including, but not limited to, restructuring charges, certain fees payable to our private equity sponsors and other advisors, resolution of certain legal matters, and a portion of our pension and post-employment benefits costs which represents the amortization of pension service costs and actuarial gain (loss) associated with these benefits. However, these are expenses that may recur, may vary and are difficult to predict. Non-GAAP gross profit and gross margin excludes the amortization of acquired technology intangible assets, share based compensation, costs to settle certain legal matters, impairment of long lived assets and purchase accounting adjustments. We have included non-GAAP gross margin because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business. Non-GAAP operating income excludes the amortization of acquired technology intangible assets, restructuring and impairment charges, acquisition and integration related costs, third party sales transformation and advisory costs, share based compensation, costs to settle certain legal matters, impairment of long lived assets and purchase accounting adjustments. We have included non- GAAP operating income because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the company’s ongoing operating results when assessing the performance of the business.

These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with Avaya’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Avaya's results of operations in conjunction with the corresponding GAAP measures. The following tables reconcile GAAP measures to non-GAAP measures: 2016 2015 2016 2015 Net loss (103)$ (22)$ (130)$ (19)$ Interest expense 117 110 235 222 Interest income - (1) - (1) Provision for (benefit from) income taxes 5 (6) 9 (3) Depreciation and amortization 91 92 184 186 110 173 298 385 Restructuring charges, net 21 10 44 25 Sponsors' and other advisory fees 4 2 6 4 Integration-related costs 1 - 1 1 Third-party sales transformation costs 3 - 5 - Non-cash share-based compensation 4 4 8 11 Change in certain tax indemnifications - - - (9) Resolution of certain legal matters 51 - 51 - (Gain) loss on foreign currency transactions (3) 1 (9) (5) Pension/OPEB/nonretirement postemployment benefits and long-term disability costs 14 17 29 34 Other - 1 - 1 Adjusted EBITDA 205$ 208$ 433$ 447$ EBITDA Three months ended March 31, Avaya Inc. Supplemental Schedule of Non-GAAP Adjusted EBITDA (Unaudited; in millions) S ix months ended March 31,

Mar. 31, June 30, Sept. 30, Dec. 31, Mar. 31, 2015 2015 2015 2015 2016 Gross Profit 592$ 584$ 616$ 579$ 541$ Gross Margin 59.5% 58.5% 61.1% 60.4% 59.8% Items excluded: Amortization of acquired technology intangible assets 7 10 9 8 7 Resolution of certain legal matters - - - - 1 Non-GAAP Gross Profit 599$ 594$ 625$ 587$ 549$ Non-GAAP Gross Margin 60.2% 59.5% 62.0% 61.3% 60.7% Reconciliation of Non-GAAP Operating Income Operating Income 83$ 84$ 100$ 91$ 17$ Percentage of Revenue 8.3% 8.4% 9.9% 9.5% 1.9% Items excluded: Amortization of acquired intangible assets 64 65 66 65 63 Restructuring charges, net 10 7 30 23 21 Integration-related costs - - 2 - 1 Advisory fees - - - - 2 Third-party sales transformation costs - - - 2 3 Acquisition-related costs - 1 - - - Share-based compensation 4 4 4 4 4 Resolution of certain legal matters - - - - 51 Other 1 - - - - Non-GAAP Operating Income 162$ 161$ 202$ 185$ 162$ Non-GAAP Operating Margin 16.3% 16.1% 20.0% 19.3% 17.9% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Three Months Ended Avaya Inc. Supplemental Schedules of Non-GAAP Reconciliations (Unaudited; in millions)

Mar. 31, June 30, Sept. 30, Dec. 31, Mar. 31, 2015 2015 2015 2015 2016 Revenue 487$ 494$ 499$ 464$ 424$ Costs (exclusive of amortization of acquired technology intangible assets) 182 186 173 164 156 Amortization of acquired technology intangible assets 7 10 9 8 7 GAAP Gross Profit 298 298 317 292 261 GAAP Gross Margin 61.2% 60.3% 63.5% 62.9% 61.6% Items excluded: Amortization of acquired technology intangible assets 7 10 9 8 7 Resolution of certain legal matters - - - - 1 Non-GAAP Gross Profit 305$ 308$ 326$ 300$ 269$ Non-GAAP Gross Margin 62.6% 62.3% 65.3% 64.7% 63.4% Revenue 508$ 505$ 509$ 494$ 480$ Costs 214 219 210 207 200 GAAP Gross Profit 294 286 299 287 280 GAAP Gross Margin 57.9% 56.6% 58.7% 58.1% 58.3% Items excluded: None - - - - - Non-GAAP Gross Profit 294$ 286$ 299$ 287$ 280$ Non-GAAP Gross Margin 57.9% 56.6% 58.7% 58.1% 58.3% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Avaya Inc. Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio (Unaudited; in millions) Three Months Ended